Wells, Pipelines, Properties, Plant and Equipment, Net - Assumptions to Determine NPV of Reserves (Pemex Exploration and Production) (Detail) - Pemex Exploration and Production - USD ($)	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Disclosure of significant unobservable inputs used in fair value measurement of assets [line items]
Average crude oil price	$ 61.72	$ 60.99
Average gas price	4.96	5.09
Average condensates price	$ 67.57	$ 68.27
After-tax discount rate	10.42%	7.41%